Exhibit 31.4
Certification of the Chief Financial Officer
Pursuant to Exchange Act Rule 13a-14(a)/15d-14(a)
as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
I, Scott Peterson, certify that:
1.I have reviewed this Annual Report on Form 10-K/A of PLAYSTUDIOS, Inc.; and
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
Date: April 4, 2025

/s/ Scott Peterson
Scott Peterson
Chief Financial Officer
(Principal Financial and Accounting Officer)